UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

International Discovery Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite the world’s travails and an indifferent period for markets, I am delighted to report on an excellent six months for our fund. Europe struggled with high unemployment, contracting economic activity, and political turmoil. Japan continued to suffer from the shockwaves of last year’s earthquake and tsunami, which caused extensive damage to the country’s nuclear generating capacity, and a slowdown in China threatened to derail the developing economies in the region along with global growth in general. Even so, international stocks gained ground. Small-cap stocks performed better than their larger counterparts, aided by an improved appetite for riskier assets, especially during the first quarter of 2012, and fund results outpaced the broad small-cap index by a wide margin.

The International Discovery Fund returned 12.25% over the six months ended April 30, 2012, easily exceeding its primary benchmark, the S&P Global ex-U.S. Small Cap Index, and its average of similar funds as well, as shown in the Performance Comparison table. The strong performance came in spite of our missing the significance of the European Central Bank’s long-term refinancing operations, or LTROs, as a short-term inflection point in markets. As a result, we continued to sell the business cycle into December and were underweight in cyclicals heading into the first-quarter rally.

The fund’s outperformance has thus been achieved at lower volatility than the index. Our strategy of focusing our research efforts on high-quality companies with high and durable margins, good capital allocation and standards of corporate governance, and correspondingly high returns on equity has paid off well. Examples among our top contributors during the period include Paypoint, a UK-wide network for collecting cash payments “over the counter” on behalf of major corporations and government agencies. It is the national network of more than 20,000 retail outlets that gives Paypoint durability, and management’s growth initiatives make it more than a utility. In a similar vein, Bangkok Dusit Medical Services is a private hospital provider in Thailand that operates efficiently, servicing growing domestic, as well as “medical vacation,” demand. Grenkeleasing (Germany) is a provider of small-ticket lease finance across Europe that is fulfilling an economic need by providing cost-effective finance to small businesses in an environment where the banks are reluctant to extend credit. Rotork, a UK-based engineering company that makes actuators—valve controllers—for the oil and gas, water, and energy markets worldwide, is an example of a best-in-breed company with pricing power serving a sweet spot in global demand. In a period of economic uncertainty and heightened market volatility, the market is prepared to pay up for the qualities that these companies epitomize. Over time, investments like these can be tremendous compounders of wealth. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Mergers and acquisitions helped performance over the period. Two of our UK holdings received takeover offers at significant premiums: GlobeOp Financial Services (IT services) and Umeco (chemicals). Both offers came from strategic U.S. corporate buyers. Cash-rich companies, recognizing that returns on cash are minimal, are looking to arbitrage the difference between relatively high U.S. valuations and relatively cheap international ones. In both cases, the acquisitions add to the acquirer’s earnings. Elsewhere, the takeover of Australian pay-TV company Austar Communications was completed, and the bid for Swiss textile machinery firm Uster Technologies was raised by Toyota Industries of Japan. Also in Japan, our holding in Osaka Securities Exchange benefited from a merger with the unlisted Tokyo Stock Exchange.

MARKET REVIEW

Back in November and December, it looked and felt that 2011 was a slow-motion, repeat performance of late 2008. Credit (particularly in Europe) was contracting, the macroeconomic data took a material turn for the worse, earnings were being downgraded, and it looked as if—just as in early 2009—all business would grind to a halt in the new year.

My worst fears were unfounded—people returned to work in January with a sense of normality, and the business environment, though still not great, continued to move ahead. The inflection point was the ECB’s LTROs, which provided emergency liquidity to European banks and alleviated the immediate liquidity crunch.

The short-term bottom for markets was December 19, and the LTRO, coupled with some better economic data in the U.S.—notably from the housing sector—gave markets a “risk on” feel through the first quarter of 2012. Seasonal and cyclical factors provided additional tailwinds, making for a particularly fruitful three months for small companies in international markets.

So, where are we currently? Depending on the day of the week, it can feel like a bull or a bear market. In the bear corner—and the crucible of global risk—lies Europe, where several major economies, including the UK, France, and Spain, have slipped back into recession. The LTRO as an exercise in crisis management has patched up the immediate liquidity situation, but much of Europe continues to struggle. While we have seen, and believe we will continue to see, nice returns from European equities in the mid to long term, the environment is not at all positive for European economies. The crisis has morphed from one that originated with banks to a sovereign crisis, where domestic European banks are the buyers of last resort of the country’s sovereign debt, and—coming full circle—the sovereign crisis infects the banking system. European banks remain overleveraged. Lending is too unprofitable, and banks are struggling to build reserves under the Basel III banking rules, making the prospects for bank credit growth poor. Meanwhile, government austerity programs point to a weak growth outlook. The latest chapter is political—voters have grown weary of austerity measures and, country by country, are voting out incumbent governments. But with European equities still friendless, we continue to seek and find good opportunities. We are, after all, arguably 12 years into a bear market.

The news from emerging markets has been better, but only a little. The macro data from China have become increasingly erratic, and first-quarter corporate earnings marked a significant slowdown. In response, the Chinese authorities have begun to loosen monetary policy by relaxing reserve ratio requirements (effectively the mandated quota for lending) and have recently widened the permissible currency band, which gives them more scope to loosen again.

Meanwhile, India’s central bank cut interest rates twice over the period but at the same time indicated that the capacity to go further is limited by stubbornly high inflation. Growth in Brazil has also slowed markedly, leading the relatively new government of Dilma Rousseff to adopt more pro-growth strategies. The collective and seemingly simultaneous slowing of emerging markets has meant a poor period for commodities and commodity equities in particular.

PORTFOLIO AND STRATEGY REVIEW

Our mantra over the period has been quality, durability, and shareholder focus, currently borne out by the portfolio’s 16% average return on equity at the end of the reporting period. This compares with the benchmark’s 11%, one of the more significant divergences in memory. Otherwise, there are few directional changes to note, and portfolio turnover continued to trend down, to 36% annualized. Our industrials and business services weighting came down by 240 basis points (2.40%) and, at nearly 550 basis points underweight versus the benchmark, represents our third-largest sector bet. Our second-largest sector bet is an underweight in financials, where we have lighter exposure to banks and insurers but are overweight capital markets. Information technology (IT) represents the single largest sector bet at 16.5%, more than 700 basis points over the benchmark—up nearly 200 basis points over the last six months, largely due to purchases of semiconductor equipment firms ASM International (Netherlands) and Dainippon Screen (Japan), specialist IT businesses Anite (UK) and Amadeus IT Holding (Spain), and Japanese price comparison website Kakaku.com.

The largest single purchase over the period was Domino Printing, a UK technology company that produces industrial printing equipment. Its large installed base, combined with 60% of revenues coming from consumables, provides the degree of earnings stability that we look for. Increased applications for Domino’s technology give it the growth angle.

Having increased our exposure in China into a weak market in the fall of 2011, we have become a little more cautious, as the earnings recovery has taken longer to materialize than we had hoped. To that end, we have trimmed some of our largest positions in that market—Yingde Gases (industrial gases) and Minth Group (auto components)—and eliminated Tangshan Jidong Cement. Most of our companies continue to execute well. Overall, we do not expect a sharp deceleration in the Chinese economy given the levers that the authorities still have at their disposal. However, the complexion of growth needs to change from building residential property to spending on infrastructure.

In Japan, February and March saw a partial reversal of the multiyear rise in the yen, a result of direct intervention by the Bank of Japan to try to engineer some inflation. We have tilted our Japanese investments a little more to the export sector as a result. Despite the genuine value proposition that Japanese equities present, returns from the market continue to disappoint.

OUTLOOK

Looking back at my October 2011 letter, it is tempting to cut and paste the same message, although the market outcome was better than our expectations back then. Our central message is that the macro environment remains uncertain. European sovereign issues will likely drag on for years, and the politics are becoming less clear. Growth in China will decelerate but with no hard landing—bad for commodities and commodity equities. Valuations in international small-cap stocks are mostly supportive, and in certain areas investor revulsion means stocks are very cheap. Stocks in Europe remain mostly unloved and inexpensive relative to respective sovereign bond markets and, on a cyclically adjusted price/earnings ratio, at 20-year lows. Stocks in emerging markets are more reasonably valued, but decay in growth rates is more worrying than in the past. Conversely, assuming no wholesale collapse in confidence, cash-rich balance sheets could presage further M&A activity.

Markets remain volatile, producing the kind of “uncomfortable” environment I mentioned in my last letter—one that creates opportunities for contrarian investors. A continuation of this pattern will support our aim of identifying superior growth stocks and buying them at the right time, building the portfolio stock by stock. By getting this right, we should be able to hold these stocks with confidence over time.

Thank you for your ongoing trust and support.

Respectfully submitted,

Justin Thomson
Lead portfolio manager

May 14, 2012

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for a company’s earnings.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE						
Beginning of period	$ 39.78	$ 42.69	$ 35.74	$ 25.10	$ 60.13	$ 48.92
Investment activities						
Net investment income(1)	0.26	0.34	0.18	0.26	0.40	0.40
Net realized and unrealized gain (loss)	4.53	(2.63)	7.31	10.75	(29.14)	16.02
Total from investment activities	4.79	(2.29)	7.49	11.01	(28.74)	16.42
Distributions						
Net investment income	(0.38)	(0.17)	(0.24)	(0.37)	(0.34)	(0.31)
Net realized gain	–	(0.45)	(0.30)	–	(5.95)	(4.91)
Total distributions	(0.38)	(0.62)	(0.54)	(0.37)	(6.29)	(5.22)
Redemption fees added to paid-in capital(1)	–	–	–	–	–	0.01
NET ASSET VALUE						
End of period	**$ 44.19**	**$ 39.78**	**$ 42.69**	**$ 35.74**	**$ 25.10**	**$ 60.13**

Ratios/Supplemental Data

Total return(2)	12.25%	(5.47)%	21.19%	44.55%	(52.68)%	36.67%
Ratio of total expenses to average net assets	1.24%(3)	1.23%	1.24%	1.29%	1.24%	1.21%
Ratio of net investment income to average net assets	1.29%(3)	0.78%	0.48%	0.94%	0.92%	0.76%
Portfolio turnover rate	16.0%	49.3%	54.8%	64.5%	66.7%	67.9%
Net assets, end of period (in millions)	$ 2,610	$ 2,414	$ 2,629	$ 2,101	$ 1,373	$ 3,283

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 3.2%		
Common Stocks 3.2%		
Beach Energy	11,250,000	16,411
BT Investment Management	3,370,000	7,198
Cochlear	150,000	10,260
Industrea	5,187,235	5,297
Mineral Deposits (1)	1,100,000	6,900
Rex Minerals (1)	3,930,000	4,422
SAI Global	2,000,000	10,899
Sims Metal Management	400,000	5,927
Whitehaven Coal	950,236	5,267
WorleyParsons	400,000	11,774
Total Australia (Cost $76,416)		84,355
AUSTRIA 0.5%		
Common Stocks 0.5%		
Schoeller Bleckmann Oilfield Equipment (2)	150,000	13,347
Total Austria (Cost $7,720)		13,347
BELGIUM 0.9%		
Common Stocks 0.9%		
Barco	350,000	23,299
Total Belgium (Cost $15,662)		23,299
BRAZIL 2.1%		
Common Stocks 2.1%		
Fleury	850,000	11,028
Iguatemi Empresa de Shopping Centers	370,000	8,067
Multiplan Empreendimentos	400,000	9,422
Raia Drogasil	738,337	7,894
Totvs	500,000	9,706

Weg	750,000	7,924
Total Brazil (Cost $41,471)		54,041

CANADA 2.4%

Common Stocks 2.4%

Computer Modelling (1)	11,000	183
Eastern Platinum (1)	13,339,000	5,131
Groupe Aeroplan	1,100,000	14,142
Harry Winston Diamond (1)	1,800,000	25,692
HudBay Minerals	500,000	5,264
North American Palladium (USD) (1)(2)	2,000,000	6,000
Trican Well Service	500,000	7,233
Total Canada (Cost $74,757)		63,645

CHINA 7.1%

Common Stocks 6.0%

AutoNavi, ADR (USD) (1)	1,623,800	19,161
Baidu, ADR (USD) (1)	72,100	9,568
Country Style Cooking Restaurant Chain, ADR (USD) (1)(2)	646,240	5,299
Dah Chong Hong Holdings (HKD) (2)	6,888,000	7,324
Hengan International Group (HKD)	1,497,500	15,895
Kingboard Laminates Holding (HKD)	24,420,000	11,362
Minth Group (HKD) (2)	6,844,000	8,680
Ports Design (HKD) (2)	5,369,500	7,876
Sina (USD) (1)(2)	109,200	6,389
Soho China (HKD)	15,926,500	12,378
Tencent Holdings (HKD)	318,300	10,010
Yingde Gases (HKD) (2)	20,009,000	23,236
Youku, ADR (USD) (1)(2)	409,600	9,847
Zhongsheng Group Holdings (HKD) (2)	5,228,700	10,392
		157,417

Common Stocks - China A shares 1.1% (3)		
China R Sanjiu (1)	2,897,391	8,494
Shandong dong-E E-Jiao	1,866,894	11,482
Yantai Changyu Pioneer Wine	574,056	8,459
		28,435
Total China (Cost $150,457)		185,852
COLOMBIA 0.1%		
Common Stocks 0.1%		
Petrominerales (CAD) (2)	181,100	2,649
Total Colombia (Cost $5,164)		2,649
DENMARK 0.3%		
Common Stocks 0.3%		
Ambu, B Shares	307,581	7,990
Total Denmark (Cost $5,398)		7,990
EGYPT 0.1%		
Common Stocks 0.1%		
Maridive & Oil Services (USD)	1,731,251	2,181
Total Egypt (Cost $4,950)		2,181
FINLAND 1.5%		
Common Stocks 1.5%		
Nokian Renkaat	356,394	16,903
Rapala	1,266,804	9,441
Vacon	250,000	13,105
Total Finland (Cost $28,519)		39,449

FRANCE 2.6%

Common Stocks 2.6%

Alcatel-Lucent (1)	5,000,000	7,704
Alten	92,281	2,679
Cfao (1)	245,000	10,566
Eurofins Scientific (2)	120,000	14,178
Inside Secure (1)(2)	650,000	4,629
Mersen	265,000	8,777
Nexity	125,000	3,564
Zodiac Aerospace	150,000	16,508
Total France (Cost $51,821)		68,605

GERMANY 10.5%

Common Stocks 9.7%

Brenntag	200,000	24,912
CTS Eventim	300,000	11,711
Freenet (2)	700,000	12,166
Fuchs Petrolub (2)	215,000	11,996
Grenkeleasing	496,351	33,114
Joyou (1)(2)	500,000	5,923
MTU Aero Engines Holding (2)	190,000	16,001
NORMA (1)	989,996	26,641
Rational (2)	50,000	12,774
Software (2)	600,000	20,967
Stroer Out-Of-Home Media (1)	750,000	12,807
Takkt	1,025,269	15,064
Tom Tailor Holding (1)(2)	650,000	12,089
Wacker Chemie (2)	75,000	6,045
Wirecard	1,570,776	29,109
		251,319

INDONESIA 3.1%

Common Stocks 3.1%

Ace Hardware	14,995,000	8,403
BFI Finance Indonesia (1)	1,304,500	667
Jasa Marga	13,877,500	8,078
Krakatau Steel	102,301,000	9,573
Mayora Indah	7,744,500	16,853
Summarecon Agung	113,017,000	21,274
XL Axiata	27,170,000	15,964
Total Indonesia (Cost $47,231)		80,812

IRELAND 1.1%

Common Stocks 1.1%

DCC	358,844	9,073
Paddy Power	300,000	19,577
Total Ireland (Cost $16,154)		28,650

ITALY 2.1%

Common Stocks 2.1%

Banca Generali	1,035,532	12,659
Davide Campari-Milano	2,000,000	14,137
Piaggio (2)	4,000,000	12,093
Prysmian (2)	1,000,000	16,282
Total Italy (Cost $48,238)		55,171

JAPAN 13.8%

Common Stocks 13.8%

AEON Credit Service (2)	402,900	7,034
Ain Pharmaciez (2)	173,300	9,306
Azbil	268,100	5,738
Century Tokyo Leasing	257,900	5,154

Daiichikosho (2)	558,100	11,269
Dainippon Screen	1,081,000	9,797
FP (2)	89,200	5,759
Fujitsu General	849,000	7,242
Hajime Construction	283,100	8,187
Hamamatsu Photonics (2)	235,600	9,366
Hitachi High-Technologies	392,700	9,843
Horiba	305,300	10,724
Japan Petroleum Exploration	211,100	9,722
Kakaku.com (2)	188,200	5,853
Koito Manufacturing	571,000	8,814
KYB (2)	1,004,000	5,666
McDonald's Holdings (2)	61,500	1,749
Miraca Holdings	144,400	5,674
Mitsubishi UFJ Lease & Finance	292,390	12,105
Nakanishi	64,100	7,060
NGK Insulators	525,000	6,560
NHK Spring	890,100	9,284
Nichias	995,000	5,169
Nihon Kohden	262,000	7,638
Nihon Parkerizing	484,000	7,257
Nippon Kayaku	602,000	6,016
Noritz	259,600	4,600
Osaka Securities Exchange (2)	1,132	6,479
OSG	395,500	6,235
Pioneer (1)(2)	1,313,800	6,688
Pola Orbis Holdings	334,700	10,213
Rinnai	131,100	9,561
Rohto Pharmaceutical	739,000	9,470
Sankyu	2,461,000	9,751
Sanrio (2)	187,700	8,252
Sanwa Holdings	1,364,000	5,149
Sawai Pharmaceutical	93,300	9,841
Showa Denko	4,000,000	8,906

NORWAY 1.5%		
Common Stocks 1.5%		
BW Offshore (2)	12,000,000	16,669
Prosafe	1,281,600	9,999
Schibsted	330,000	12,588
Total Norway (Cost $51,422)		39,256
OMAN 0.4%		
Common Stocks 0.4%		
Bank Muscat (SAOG), GDR (USD) (2)	1,725,000	11,213
Total Oman (Cost $12,999)		11,213
PANAMA 0.6%		
Common Stocks 0.6%		
Copa Holdings (USD)	200,000	16,262
Total Panama (Cost $13,453)		16,262
RUSSIA 1.6%		
Common Stocks 1.6%		
Mail.Ru, GDR (USD) (1)	400,000	17,300
Pharmstandard, GDR (USD) (1)	700,000	12,250
X5 Retail Group, GDR (USD) (1)	425,000	10,744
Total Russia (Cost $36,601)		40,294
SOUTH KOREA 1.9%		
Common Stocks 1.9%		
Binggrae	176,951	10,193
GS Retail (1)	189,360	3,996
KEPCO Plant Service & Engineering	195,820	7,217
LG Household & Health Care	28,460	14,934

UNITED KINGDOM 17.9%

Common Stocks 17.9%

3I Group	4,000,000	12,405
Abcam	2,455,000	14,742
Aberdeen Asset Management	7,500,000	34,507
Anite	7,096,000	14,280
Aveva Group	750,000	20,278
Az Electronic Materials	2,647,200	13,675
Carclo	457,101	2,871
Carphone Warehouse	5,000,000	10,630
Ceres Power Holdings (1)	3,674,515	379
Domino Printing Sciences	1,250,000	12,151
Electrocomponents	1,300,000	4,804
GlobeOp Financial Services	1,383,330	10,888
Great Portland Estates	1,000,000	5,844
GW Pharmaceuticals (1)	3,631,652	5,216
Halfords Group	2,500,000	11,161
Huntsworth	10,000,000	7,709
Hyder Consulting (4)	2,000,000	12,614
Intermediate Capital	2,957,000	12,324
Intertek	512,635	20,924
IQE (1)(4)	52,000,000	21,098
ITE Group	4,246,179	15,567
Jupiter Fund Management	4,500,000	16,680
Ophir Energy (1)	2,000,000	18,728
Paypoint	2,500,000	25,946
Petra Diamonds (1)	4,000,000	10,081
Playtech	4,400,000	26,564
Rotork	500,000	17,909
Salamander Energy (1)(2)	3,000,000	12,103
SDL	1,268,073	14,653
Ted Baker	1,000,000	14,691
Umeco	1,537,904	14,376

Victrex	400,000	9,426
Xchanging (1)	10,000,000	16,391
YouGov (1)(2)(4)	5,802,712	6,498
Total United Kingdom (Cost $413,648)		468,113
SHORT-TERM INVESTMENTS 7.0%		
Money Market Funds 7.0%		
T. Rowe Price Reserve Investment Fund, 0.10% (4)(5)	182,671,327	182,671
Total Short-Term Investments (Cost $182,671)		182,671
SECURITIES LENDING COLLATERAL 6.6%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 6.6%		
T. Rowe Price Reserve Investment Fund, 0.10% (4)(5)	149,236,882	149,237
		149,237
Repurchase Agreements 0.9%		
Credit Suisse, Tri-Party, Dated 4/30/12, 0.17%, Delivery Value of $23,069,717 on 5/1/12, Collateralized by U.S. Government securities, 0.625% - 1.875%, 7/15/13 - 7/15/21, valued at $23,531,000	23,069,608	23,070
		23,070
Total Investments through Securities Lending Program with JPMorgan Chase Bank		172,307
Total Securities Lending Collateral (Cost $172,307)		172,307
Total Investments in Securities		
105.5% of Net Assets (Cost $2,386,506)		**$ 2,753,503**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at April 30, 2012. See Note 3.

(3) China A shares are subject to certain restrictions. See Note 3.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,386,506)	$ 2,753,503
Receivable for investment securities sold	25,061
Dividends receivable	7,324
Foreign currency (cost $4,187)	4,191
Receivable for shares sold	1,951
Cash	277
Other assets	25,681
Total assets	2,817,988
Liabilities	
Obligation to return securities lending collateral	172,306
Payable for investment securities purchased	6,051
Investment management fees payable	2,207
Payable for shares redeemed	1,556
Due to affiliates	240
Other liabilities	25,169
Total liabilities	207,529
NET ASSETS	$ 2,610,459
Net Assets Consist of:	
Undistributed net investment income	$ 13,252
Accumulated undistributed net realized loss	(97,131)
Net unrealized gain	367,080
Paid-in capital applicable to 59,066,875 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	2,327,258
NET ASSETS	$ 2,610,459
NET ASSET VALUE PER SHARE	$ 44.19

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/12	Year Ended 10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 15,420	$ 20,978
Net realized gain	22,974	114,583
Change in net unrealized gain (loss)	242,537	(279,743)
Increase (decrease) in net assets from operations	280,931	(144,182)
Distributions to shareholders		
Net investment income	(22,623)	(10,438)
Net realized gain	–	(27,642)
Decrease in net assets from distributions	(22,623)	(38,080)
Capital share transactions*		
Shares sold	147,100	407,438
Distributions reinvested	20,694	35,352
Shares redeemed	(229,628)	(475,397)
Redemption fees received	67	284
Decrease in net assets from capital share transactions	(61,767)	(32,323)
Net Assets		
Increase (decrease) during period	196,541	(214,585)
Beginning of period	2,413,918	2,628,503
End of period	**$ 2,610,459**	**$ 2,413,918**
Undistributed net investment income	13,252	20,455
*Share information		
Shares sold	3,596	9,335
Distributions reinvested	569	821
Shares redeemed	(5,774)	(11,053)
Decrease in shares outstanding	(1,609)	(897)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2012, approximately 24% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the six months ended April 30, 2012, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2012, the value of cash collateral investments was $172,306,000, and the value of loaned securities was $163,760,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $363,243,000 and $505,767,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $93,187,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At April 30, 2012, the cost of investments for federal income tax purposes was $2,388,994,000. Net unrealized gain aggregated $364,591,000 at period-end, of which $557,149,000 related to appreciated investments and $192,558,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and $6,901,000 of foreign capital loss carryforwards, including $2,731,000 that expire in 2017, and $4,170,000 that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited, wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012 the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $75,000 for Price Associates; $508,000 for T. Rowe Price Services, Inc.; and $164,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2012, the fund was allocated $9,000 of Spectrum Funds’ expenses, of which $6,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2012, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement and investment management subdelegation agreement (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited and T. Rowe Price International Ltd, Tokyo Branch (Subadvisors), on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and facto ring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012